UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            March 9, 2005

IMPERIAL OIL LIMITED

(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 St. Clair Avenue West, Toronto, Ontario,	M5W 1K3

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:            1-800-567-3776

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As of February 18, 2005, Imperial Oil Limited (the “Company”) had 348,365,873 common shares outstanding. Due to a typographical error, this number was incorrectly reported on the cover page of the Company’s Form 10-K for the fiscal year ended December 31, 2004.

The Company continues to purchase its common shares pursuant to a normal course share purchase program on the Toronto Stock Exchange.

The number of common shares outstanding, as of February 28, 2005, was 347,920,648.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED
Date: March 10, 2005
By: /s/ Brian Livingston
Name:	Brian Livingston
Title:	Vice-President, General Counsel and Corporate Secretary

By: /s/ Marilyn Henderson
Name:	Marilyn Henderson
Title:	Assistant Secretary